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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12


                             Heritage Commerce Corp
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

     2) Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 3) (set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4) Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5) Total fee paid:
     ___________________________________________________________________________


PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:
     ___________________________________________________________________________

                                    HERITAGE
                                  COMMERCE CORP

                 REMINDER! WE HAVE NOT YET RECEIVED YOUR VOTED PROXY FOR THE HERITAGE COMMERCE CORP ANNUAL SHAREHOLDERS MEETING ON MAY 27TH, 2004. WE ENCOURAGE YOU TO FILL OUT THE ENCLOSED PROXY
                 CARD AT YOUR VERY EARLIEST CONVENIENCE AND MAIL IT IN THE ENVELOPE PROVIDED. THANK YOU FOR PROMPT RESPONSE.